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                                                                       EXHIBIT 6

                            AGREEMENT OF JOINT FILING

         AIMCO Properties, L.P., AIMCO-GP, Inc., Apartment Investment and Management Company and Insignia Properties, L.P. agree that the Amendment No. 3 to Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, and all filings under Schedule TO to which this agreement is attached as an exhibit, and all further amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

Dated:  November 30, 2000
                                           AIMCO PROPERTIES, L.P.

                                           By: AIMCO-GP, INC.
                                                (General Partner)

                                           By: /s/ Patrick J. Foye
                                              ----------------------------------
                                                   Executive Vice President


                                           AIMCO-GP, INC.

                                           By: /s/ Patrick J. Foye
                                              ----------------------------------
                                                   Executive Vice President


                                           APARTMENT INVESTMENT
                                           AND MANAGEMENT COMPANY

                                           By: /s/ Patrick J. Foye
                                              ----------------------------------
                                                   Executive Vice President


                                           INSIGNIA PROPERTIES, L.P.

                                           By: AIMCO/IPT, INC.
                                                    (General Partner)

                                           By: /s/ Patrick J. Foye
                                              ----------------------------------
                                                   Executive Vice President